Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	9-30-13	6-30-13	9-30-12
Assets
Loans	$53,597	$53,101	$51,419
Loans held for sale	699	402	628
Securities available for sale	12,606	13,253	11,962
Held-to-maturity securities	4,835	4,750	4,153
Trading account assets	806	592	663
Short-term investments	3,535	3,582	2,208
Other investments	1,007	1,037	1,106

Total earning assets	77,085	76,717	72,139
Allowance for loan and lease losses	(868)	(876)	(888)
Cash and due from banks	748	696	973
Premises and equipment	890	900	942
Operating lease assets	293	303	290
Goodwill	979	979	979
Other intangible assets	137	149	182
Corporate-owned life insurance	3,384	3,362	3,309
Derivative assets	475	461	771
Accrued income and other assets	2,747	2,864	2,853
Discontinued assets	4,838	5,084	5,400

Total assets	$90,708	$90,639	$86,950

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$33,132	$32,689	$30,573
Savings deposits	2,489	2,542	2,393
Certificates of deposit ($100,000 or more)	2,698	2,918	3,226
Other time deposits	3,833	4,089	4,941

Total interest-bearing deposits	42,152	42,238	41,133
Noninterest-bearing deposits	25,778	24,939	22,486
Deposits in foreign office — interest-bearing	605	544	569

Total deposits	68,535	67,721	64,188
Federal funds purchased and securities sold under repurchase agreements	1,455	1,647	1,746
Bank notes and other short-term borrowings	466	298	388
Derivative liabilities	450	456	657
Accrued expense and other liabilities	1,375	1,421	1,205
Long-term debt	6,154	6,666	6,119
Discontinued liabilities	2,037	2,169	2,368

Total liabilities	80,472	80,378	76,671
Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,029	4,045	4,118
Retained earnings	7,431	7,214	6,762
Treasury stock, at cost	(2,193)	(2,020)	(1,868)
Accumulated other comprehensive income (loss)	(369)	(318)	(69)

Key shareholders’ equity	10,206	10,229	10,251
Noncontrolling interests	30	32	28

Total equity	10,236	10,261	10,279

Total liabilities and equity	$90,708	$90,639	$86,950

Common shares outstanding (000)	897,821	912,883	936,195

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Nine months ended
	9-30-13	6-30-13	9-30-12	9-30-13	9-30-12
Interest income
Loans	$532	$539	$538	$1,619	$1,592
Loans held for sale	5	5	5	14	15
Securities available for sale	76	80	93	236	314
Held-to-maturity securities	22	20	21	60	50
Trading account assets	5	4	4	15	15
Short-term investments	1	1	1	4	4
Other investments	6	8	9	23	27

Total interest income	647	657	671	1,971	2,017
Interest expense
Deposits	37	42	60	124	208
Federal funds purchased and securities sold under repurchase agreements	1	—	1	2	3
Bank notes and other short-term borrowings	2	2	1	5	5
Long-term debt	29	32	37	98	138

Total interest expense	69	76	99	229	354

Net interest income	578	581	572	1,742	1,663
Provision (credit) for loan and lease losses	28	28	109	111	172

Net interest income (expense) after provision for loan and lease losses	550	553	463	1,631	1,491
Noninterest income
Trust and investment services income	100	100	94	295	280
Investment banking and debt placement fees	86	84	83	249	217
Service charges on deposit accounts	73	71	74	213	212
Operating lease income and other leasing gains	43	19	66	85	176
Corporate services income	44	43	39	132	127
Cards and payments income	43	42	37	122	97
Corporate-owned life insurance income	26	31	26	87	86
Consumer mortgage income	3	6	11	16	29
Net gains (losses) from principal investing	17	7	11	32	70
Other income (a)	24	26	77	82	123

Total noninterest income	459	429	518	1,313	1,417
Noninterest expense
Personnel	414	406	399	1,211	1,148
Net occupancy	66	72	65	202	191
Computer processing	38	39	42	116	126
Business services and professional fees	37	37	48	109	136
Equipment	25	27	27	78	80
Operating lease expense	14	11	13	37	45
Marketing	16	11	18	33	48
FDIC assessment	7	8	7	23	23
Intangible asset amortization on credit cards	8	7	6	23	6
Other intangible asset amortization	4	3	3	11	5
Provision (credit) for losses on lending-related commitments	3	5	(8)	11	(2)
OREO expense, net	1	1	1	5	14
Other expense	83	84	91	249	264

Total noninterest expense	716	711	712	2,108	2,084

Income (loss) from continuing operations before income taxes	293	271	269	836	824
Income taxes	59	72	51	201	178

Income (loss) from continuing operations	234	199	218	635	646
Income (loss) from discontinued operations, net of taxes	37	5	3	45	16

Net income (loss)	271	204	221	680	662
Less: Net income (loss) attributable to noncontrolling interests	(1)	—	2	—	7

Net income (loss) attributable to Key	$272	$204	$219	$680	$655

Income (loss) from continuing operations attributable to Key common shareholders	$229	$193	$211	$618	$623
Net income (loss) attributable to Key common shareholders	266	198	214	663	639
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.25	$.21	$.23	$.68	$.66
Income (loss) from discontinued operations, net of taxes	.04	.01	—	.05	.02
Net income (loss) attributable to Key common shareholders (b)	.29	.22	.23	.73	.68
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.25	$.21	$.22	$.67	$.66
Income (loss) from discontinued operations, net of taxes	.04	.01	—	.05	.02
Net income (loss) attributable to Key common shareholders (b)	.29	.22	.23	.72	.67
Cash dividends declared per common share	$.055	$.055	$.05	$.16	$.13
Weighted-average common shares outstanding (000)	901,904	913,736	936,223	911,918	943,378
Weighted-average common shares and potential common shares outstanding (000) (c)	928,854	918,628	940,764	917,579	947,582

(a)	For the three months ended September 30, 2013, June 30 ,2013, and September 30, 2012, Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.